#390651v1 (30432/0874722) (Fleet/Nortek/Ply Gem Industries, Inc.)
(3rd Amendment to 2nd Amended  & Restated Credit Agreement)

#390651v1 (30432/0874722) (Fleet/Nortek/Ply Gem Industries, Inc.)
(3rd Amendment to 2nd Amended  & Restated Credit Agreement)

                        THIRD AMENDMENT TO
             SECOND AMENDED & RESTATED CREDIT AGREMENT

      This Third Amendment to Second Amended & Restated Credit
Agreement is dated as of September 29, 2000 and is by and between
Ply Gem Industries, Inc., a Delaware corporation (the "Company"), the Designated Subsidiaries party to the Credit Agreement (as defined below), the Banks party to the Credit Agreement (as
defined below) and Fleet National Bank, as the Agent for the
Banks (in such capacity, together with its successors in such capacity, the "Agent").

      The parties hereto mutually agree as follows:

      1.   Capitalized terms used herein and not expressly defined
           herein shall have the respective meanings assigned
           thereto in that certain Second Amended and Restated
           Credit Agreement dated as of August 26, 1997, amended
           and restated as of December 30, 1998 and amended as of
           April 22, 1999 and as of September 9, 1999, among the
           Company, said Designated Subsidiaries, said Banks and
           the Agent (the "Credit Agreement").

      2.   The following recitals are accurate:

                WHEREAS, the Company has requested the Banks to
           amend the Credit Agreement to revise a financial
           covenant contained therein; and

                WHEREAS, the Banks have agreed to so amend the
           Credit Agreement on the terms and conditions of the
           Credit Agreement, as amended by this Third Amendment to
           Second Amended and Restated Credit Agreement;

      3.   Section 6.10 is amended by deleting "...and thereafter..."
           and adding the following text immediately below "...June
           30, 2000..." and "...2.00:1.00...":

               "...September 30, 2000            2.50:1.00
               December 31, 2000               2.50:1.00
               March 31, 2001                  2.50:1.00
               June 30, 2001                   2.50:1.00
               September 29, 2001              2.50:1.00
               December 31, 2001               2.50:1.00
               March 30, 2002 and              2.00:1.00..."
               thereafter

      4.   Section 9.14 of the Credit Agreement entitled
           "Governing Law; Consent to Jurisdiction; Waiver of
           ---------------------------------------------------
           Trial by Jury" is by this reference fully incorporated
           -------------
           herein.

      5.   The Credit Agreement, amended as set forth above, is
           hereby ratified, approved and confirmed and shall
           remain in full force and effect.

      6.   The Company and the Designated Subsidiaries represent
           and warrant that each of the representations and
           warranties in Section 3 of the Credit Agreement is
                         ---------
           accurate and complete as of the date hereof and that no
           Default or Event of Default exists under any of the
           Loan Documents.  The Company and the Designated
           Subsidiaries represent and covenant that none of the
           Company and the Designated Subsidiaries has any claim,
           defense or setoff to any of its obligations under any
           of the Loan Documents.

      7.   On the date of this Third Amendment to Second Amended
           and Restated Credit Agreement the Company shall pay to
           the Agent for the pro rata account of the Banks an
           amendment fee equal to .065% of the Commitment.

      8.   This Third Amendment to Second Amended and Restated
           Credit Agreement shall be governed by and construed and
           interpreted in accordance with the laws of the State of
           New York.

      9.   This Third Amendment to Second Amended and Restated
           Credit Agreement may be executed by one or more of the
           parties on any number of separate counterparts and all
           of said counterparts taken together shall be deemed to
           constitute one and the same instrument.

      10.  A set of the copies of this Third Amendment to Second
           Amended and Restated Credit Agreement signed by all of
           the parties shall be lodged with the Company and the
           Agent.

        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF each of the parties hereto has caused
this Third Amendment to Second Amended and Restated Credit
Agreement to be duly executed by its duly authorized officer as of the date first set forth above.

                                    BORROWER:

                                    PLY GEM INDUSTRIES, INC.

                                    By:
                                       -----------------------
                                       Title:

                                    DESIGNATED SUBSIDIARIES:

                                    SNE ENTERPRISES, INC.

                                    By:
                                       ----------------------------
                                       Title:

                                    VARIFORM, INC.

                                    By:
                                       ----------------------------
                                       Title:

                                    GREAT LAKES WINDOW, INC.

                                    By:
                                       ----------------------------
                                       Title:

                                    AGENT:

                                    FLEET NATIONAL BANK,
                                    as Agent and as a Bank

                                    By:
                                       ----------------------------
                                       Title:

                                    BANKS:

                                    BANK OF MONTREAL

                                    By:
                                       ----------------------------
                                       Title:

                                    EUROPEAN AMERICAN BANK

                                    By:
                                       ----------------------------
                                       Title:

                                    CITIZENS BANK OF RHODE ISLAND

                                    By:
                                       ----------------------------
                                       Title:

                                    SOVEREIGN BANK

                                    By:
                                       ----------------------------
                                       Title: